Exhibit 99.1 Emerson Orders Update September 16, 2020 Forward-Looking and Cautionary Statements in these slides that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impact of the COVID-19 pandemic as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. Underlying orders discussed herein exclude the impact of currency translation. 1

Emerson Underlying Order Trends
Trailing 3-Month Average vs. Prior Year


2016
2017
2018
2019
2020
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Automation Solutions
Emerson
Commercial & Residential Solutions
2H Tracking as Expected:
(20%)-(10%)

Underlying % Chg.	Trailing 3M June	Trailing 3M July	Trailing 3M Aug
Automation Solutions	~(19%)	~(19%)	~(18%)
Commercial & Resi.	~(19%)	~(7%)	~2%
Emerson	~(19%)	~(15%)	~(11%)

Percentage change versus prior year; underlying trailing three-month averages, excluding acquisitions, divestitures and currency translation

Orders data includes the Valves & Controls acquisition results in all periods presented, including on a pro forma basis for periods prior to the acquisition close April 28, 2017.

2

Emerson Automation Solutions
Trailing 3-Month Underlying Orders: Down ~18%

North America

June	July	August	T3M
~(20%)	~(30%)	~(30%)	~(25%)

- COVID-19 continues to impact economic recovery and reduce demand in upstream oil & gas
- Seeing delays in midstream and downstream projects
- Continued momentum in life sciences, medical devices, and power generation markets

Europe

June	July	August	T3M
~(5%)	~(25%)	~(10%)	~(15%)

- Slowdown in North Sea orders
- Some petrochemical and mining investments in Russia
- Strong renewable orders across the region, especially in Northern Europe
- Stable project funnel with most projects planning to move forward

Middle East & Africa

June	July	August	T3M
~(40%)	~(45%)	~20%	~(25%)

- Upstream oil & gas projects slowdown in Saudi Arabia
- Downstream projects moving forward across the Gulf region and North Africa

Latin America

June	July	August	T3M
~20%	~(25%)	~(30%)	~(15%)

- Mexico upstream oil & gas and terminal projects deferred
- Reduction in mining and power orders vs prior year
- Somewhat offset by growth in food & beverage in Brazil

Asia Pacific

June	July	August	T3M
flat	~(15%)	~(5%)	~(5%)

- **China** T3M orders **up ~2%**
- Economic recovery in China with active investments in specialty chemicals, silicon, and lithium battery manufacturing
- Demand surge for medical devices and semiconductors
- Oil & gas demand continues to be generally weak but stabilizing

August Orders Demand Remained Weak Across Most Regions -- While Asia, Led By China, Proving More Resilient

3

Emerson Commercial & Residential Solutions
Trailing 3-Month Underlying Orders: Up ~2%



North America

Jun	Jul	Aug	T3M
~flat	~10%	~10%	~5%

- Residential HVAC showing strength, driven by favorable summer weather and reduced channel inventories
- Home improvement channel activity is strong
- Cold chain demand showing some improvement in July and August
- Professional tools improving but still negative

Europe

Jun	Jul	Aug	T3M
~20%	~(5%)	~5%	~5%

- Residential heat pump markets showing continued strength
- Commercial HVAC, cold chain and professional tools remain weak

Middle East & Africa

Jun	Jul	Aug	T3M
~(20%)	~(10%)	~(15%)	~(15%)

- Pace of business remains generally weak across professional tools and HVAC businesses

Latin America

Jun	Jul	Aug	T3M
~5%	~(40%)	~5%	~(10%)

- Some improvement in month over month order trends, but still enduring volatility across the region

Asia Pacific

Jun	Jul	Aug	T3M
~(10%)	~(20%)	~(10%)	~(15%)

- **China** T3M orders **down ~10%** with HVAC showing weakness, but partially offset by strength in appliance instrumentation
- HVAC markets generally weak across the AP region

Order Activity Turned Positive in August Driven by US HVAC and Home Improvement Channels, While Commercial End Markets Remain Challenging

4